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                                     UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549

                                       FORM 8-K

                                     CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): December 20, 2000

                                SILICON LABORATORIES INC.
                    (Exact Name of Registrant as Specified in Charter)

         Delaware                          3674                   74-2793174
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                           4635 Boston Lane, Austin, TX 78735
                  ---------------------------------------------------
                  (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code: (512) 416-8500


                                     Not Applicable
             -------------------------------------------------------------
             (Former Name or Former Address, if Changed since Last Report)


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ITEM 5.   OTHER EVENTS

          On December 20, 2000, Silicon Laboratories Inc. (the "Registrant") announced that it has settled its lawsuit against Analog Devices, Inc. and 3Com Corporation originally filed on January 12, 2000, in the United States District Court for the Western District of Texas (Austin Division). A copy of the press release issued by the Registrant on December 20, 2000 concerning the foregoing lawsuit settlement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Silicon Laboratories Inc.,
                                           a Delaware corporation


Dated: December 21, 2000                   By: /s/ John W. McGovern
                                              --------------------------------
                                              John W. McGovern
                                              Vice President and
                                              Chief Financial Officer
                                              (Principal Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit
Number                              Description
-------                             -----------

 99.1          Press Release dated December 20, 2000, of the Registrant.